UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2026

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania		000-10436	25-1324733
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100,			15220
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)

(412) 928-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FSTR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the L.B. Foster Company (the "Company") Annual Meeting of Shareholders held on May 21, 2026 (the "Annual Meeting"), the Company’s shareholders considered three proposals, each of which is described in the Company’s definitive proxy statement filed with the SEC on April 10, 2026. Results of voting with respect to the proposals submitted at the Annual Meeting are set forth below.

Proposal 1: Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-votes
Raymond T. Betler	7,543,045	40,403	1,229,731
John F. Kasel	7,560,634	22,814	1,229,731
John E. Kunz	7,560,542	22,906	1,229,731
David J. Meyer	7,357,091	226,357	1,229,731
Diane B. Owen	7,409,340	174,108	1,229,731
Bruce E. Thompson	7,354,573	228,875	1,229,731

As a result of the shareholder vote, all of the foregoing nominees were elected to serve until the next annual meeting of shareholders.

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026:

Votes For	Votes Against	Abstentions	Broker Non-votes
8,765,684	40,462	7,033	—

The foregoing proposal was approved.

Proposal 3: Advisory approval of the compensation paid to the Company’s named executive officers in 2025:

Votes For	Votes Against	Abstentions	Broker Non-vote
7,556,424	16,545	10,479	1,229,731

The foregoing proposal was approved.

No other matters or proposals were voted on at the Annual Meeting.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
*104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	May 22, 2026	/s/ Patrick J. Guinee
Patrick J. Guinee
Executive Vice President,
General Counsel, and Corporate Secretary